Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending					Oct 31, 2000
Current Due Period Ending					Nov 30, 2000
Prior Distribution Date					Nov 14, 2000
Distribution Date					Dec 14, 2000

Beginning Trust Principal Receivables					3,664,583,017.08
Average Principal Receivables					3,664,245,575.33
FC&A Collections (Includes Recoveries)					60,959,766.01
Principal Collections					101,584,967.49
Additional Balances					44,547,694.24
Net Principal Collections					57,037,273.25
Defaulted Amount					20,830,604.69
Miscellaneous Payments					0.00
Principal Recoveries					1,383,253.00

Beginning Participation Invested Amount					477,015,209.82
Beginning Participation Unpaid Principal Balance					477,015,209.81
Ending Participation Invested Amount					466,520,875.20
Ending Participation Unpaid Principal Balance					466,520,875.19

Accelerated Amortization Date					Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No					0

OC Balance as % of Ending Participation Invested Amount (3 month average)					8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES					0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation					477,015,209.82
Numerator for Fixed Allocation					487,763,637.18
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33
Applicable Allocation Percentage					13.0181%
Investor FC&A Collections					7,935,804.24

Series Participation Interest Default Amount
Numerator for Floating Allocation					477,015,209.82
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33
Floating Allocation Percentage					13.0181%
Series Participation Interest Default Amount					2,711,749.27

Principal Allocation Components
Numerator for Floating Allocation					477,015,209.82
Numerator for Fixed Allocation					487,763,637.18
Denominator - Max(Sum of Numerators, Principal Receivables)					3,664,245,575.33

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]					8.0000%
(b) Prime Rate minus 1.50%					8.0000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount					6.6096%
(d) Series Participation Interest Unpaid Principal Balance					477,015,209.81
(e) Actual days in the Interest Period					30
Series Participation Monthly Interest, [a*d*e]					3,180,101.40

Series Participation Interest Interest Shortfall					0.00
Previous Series Participation Interest Interest Shortfall					0.00

Additional Interest					0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]					10,494,334.62

(a) Investor Principal Collections, [Max(b,h) or e]					7,782,585.35
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]					7,425,170.15
(c) Floating Allocation Percentage					13.0181%
(d) Net Principal Collections					57,037,273.25
(e) after Accelerated Amort Date or Early Amort Period, [f*g]					13,522,416.06
(f) Fixed Allocation Percentage					13.3114%
(g) Collections of Principal					101,584,967.49

(h) Minimum Principal Amount, [Min(i,l)]					7,782,585.35
(i) Floating Allocation Percentage of Principal Collections					13,224,434.22
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount					10,494,334.62
(k) Series Participation Interest Net Default Payment Amount					2,711,749.27
(l) the excess of (j) over (k)					7,782,585.35

(m) Series Participation Interest Net Default Payment Amount					2,711,749.27

(n) Optional Repurchase Amount (principal only) at Sec. 9					0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]					7,935,804.24
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]					0.00
plus any unpaid Series Servicing Fee of other than HFC					0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]					3,180,101.40
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]					0.00
Additional Interest [Sec. 4.11(a)(ii)]					0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]					2,711,749.27
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]					0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]					795,025.35
Excess [Sec. 4.11(a)(vi)]					1,248,928.22

Series Participation Investor Charge Off [Sec. 4.12(a)]					0.00

Seller's Interest					1,302,984,399.67

Series 1997-2 Owner Trust Calculations
Due Period					November 2000
Payment Date					Dec 15, 2000

Optimum Monthly Principal [a+b+c]
(a) Available Investor Principal Collections					10,494,334.62
(b) Series Participation Interest Charge Offs					0.00
(c) Lesser of Excess Interest and Carryover Charge offs					0.00

Accelerated Principal Payment					99,378.17

Series Participation Interest Monthly Interest					3,180,101.40

Allocation of Optimum Monthly Principal and Series Part. Interest Monthly Interest

Interest and Yield
Pay Class A-1 Interest Distribution- Sec. 3.05(a)(i)(a)					1,405,028.99
Pay Class A-2 Interest Distribution- Sec. 3.05(a)(i)(b)					276,400.00
Pay Class A-3 Interest Distribution- Sec. 3.05(a)(i)(c)					388,929.35
Pay Class B Interest Distribution- Sec. 3.05(a)(i)(d)					245,642.96
Pay Certificates the Certificate Yield- Sec. 3.05(a)(i)(e)					212,033.26

Principal up to Optimum Monthly Principal Balance
Pay Class A-1 to Targeted Principal Balance- Sec. 3.05(a)(ii)(a)					5,355,436.58
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)					2,518,640.32
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)					892,018.43

Pay Certificate Yield if not paid pursuant to Sec. 3.05 (a)(i)(e)					0.00

Principal up to Optimal Monthly Principal
Pay Certificate to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(iii)					734,603.43
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					993,635.86

Principal up to Accelerated Principal Payment Amout
Pay Class A-1 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(a)					0.00
Pay Class A-2 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(b)					0.00
Pay Class A-3 to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(c)					0.00
Pay Class B to Targeted Principal Balance subject to Min Adj Bal- Sec. 3.05(a)(v)(d)					0.00
Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)					99,378.17
Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)					0.00
Pay Class B to zero- Sec. 3.05(a)(v)(h)					0.00

Principal up to Optimal Monthly Principal
Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)					0.00
Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)					0.00
Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)					0.00
Pay Class B to zero- Sec. 3.05(a)(vi)(d)					0.00
Pay Certificates up to Certificate Minimum Balance or zero- Sec. 3.05(a)(vi)(e)					0.00
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)(f)					0.00

Remaining Amounts to Holder of Designated Certificate - Sec. 3.05(a)(vii)					552,688.67

Allocations of Distributions to Overcollateralization Amount

Available Distributions
Pay OC Remaining Optimal Monthly Prin Amt subject to OC Min Bal- Sec. 3.05(a)(iv)					993,635.86
Pay HCLC Optimum Monthly Principal provided OC >0- Sec. 3.05(a)(vi)					0.00

To Designated Certificate Holder up to total Accelerated Principal Payments					99,378.17
To Designated Certificate Holder up to Holdback Amount					894,257.69
To HCLC any remaining amounts					0.00

Principal paid to the Designated Certificate					7,346.03

Household Consumer Loan Trust, 1997-2
Series 1997-2 Owner Trust Calculations
Due Period Ending	Nov 30, 2000
Payment Date	Dec 15, 2000

Calculation of Interest Expense

Index (LIBOR)	6.620000%
Accrual end date, accrual beginning date and days in Interest Period	Dec 15, 2000	Nov 15, 2000	30
	Class A-1	Class A-2	Class A-3	Class B	Certificates	Overcoll Amount
Beginning Unpaid Principal Balance	247,946,292	48,000,000	66,483,650	40,546,293	33,391,065	40,647,910
Previously unpaid interest/yield	0.00	0.00	0.00	0.00	0.00
Spread to index	0.18%	0.29%	0.40%	0.65%	1.00%
Rate (capped at 12.5%, 14%, 14%, 14%, 15%)	6.800000%	6.910000%	7.020000%	7.270000%	7.620000%
Interest/Yield Payable on the Principal Balance	1,405,029	276,400	388,929	245,643	212,033
Interest on previously unpaid interest/yield	0	0	0	0	0
Interest/Yield Due	1,405,029	276,400	388,929	245,643	212,033
Interest/Yield Paid	1,405,029	276,400	388,929	245,643	212,033

Summary

Beginning Security Balance	247,946,292	48,000,000	66,483,650	40,546,293	33,391,065	40,647,910
Beginning Adjusted Balance	247,946,292	48,000,000	66,483,650	40,546,293	33,391,065
Principal Paid	5,454,815	0	2,518,640	892,018	734,603	993,636
Ending Security Balance	242,491,477	48,000,000	63,965,010	39,654,274	32,656,461	39,753,653
Ending Adjusted Balance	242,491,477	48,000,000	63,965,010	39,654,274	32,656,461
Ending Certificate Balance as % Participation Interest Invested Amount					0
Targeted Balance	242,590,855	51,317,296	63,965,010	39,654,274	32,656,461
Minimum Adjusted Balance		16,000,000	30,000,000	19,000,000	14,000,000	17,000,000
Certificate Minimum Balance					4,712,327
Ending OC Amount as Holdback Amount						22,172,443
Ending OC Amount as Accelerated Prin Pmts						17,581,210

Beginning Net Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Reversals	0.00	0.00	0.00	0.00	0.00	0.00
Charge offs	0.00	0.00	0.00	0.00	0.00	0.00
Ending Net Charge Offs	0.00	0.00	0.00	0.00	0.00	0.00

Interest/Yield Paid per $1000	$1.5406020	$5.7583333	$4.3214372	$4.3095256	$5.0484110
Principal Paid per $1000	$5.9811565	$0.0000000	$27.9848924	$15.6494461	$17.4905579